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                       ASSIGNMENT AND ASSUMPTION AGREEMENT

The Prudential Insurance Company of America ("Prudential") and PERC Management Company Limited Partnership, a Maine limited partnership ("PERC Management") are entering into this Assignment and Assumption Agreement (this "Agreement"), as of this 29th day of September, 1997.

      Section 1. Recitals.

      1.1 Prudential and Penobscot Energy Recovery Company, Limited Partnership, a Maine limited partnership (the "Partnership") have entered into that certain Capital Contribution Agreement dated as of May 16, 1986, as amended by Consent Agreement and Amendment No. 1 to Capital Contribution Agreement dated as of June 30, 1989, Amendment No. 2 to Capital Contribution Agreement dated as of May 28, 1991, and Consent Agreement and Amendment No. 3 to Capital Contribution Agreement dated as of June 14, 1991 (collectively, the "Equity Capital Contribution Agreement").

      1.2 Morgan Guaranty Trust Company of New York (the "Equity Bank") has issued Irrevocable Letter of Credit No. S-864556 (the "Equity Letter of Credit") dated May 30, 1991, in the original stated amount of $6,071,430 (of which $3,571,430 is available as of the date hereof) for the account of the Partnership in favor of the Agent and Mellon Bank, N.A., as Trustee (the "Trustee") under the Trust Indenture of dated as of April 1, 1986, as amended and supplemented (the "Indenture") between the Town of Orrington, Maine and the Trustee.

      1.3 The Partnership has assigned and granted a security interest in its interests in the Equity Capital Contribution Agreement to the Equity Bank pursuant to an Assignment of Capital Contribution Agreement dated as of May 28, 1991 (the "Equity Assignment"), in order to secure its obligations under the Reimbursement Agreement dated as of May 28, 1991 (the "Equity Credit Agreement").

      1.4 Key Bank of New York ("Key Bank") has issued to the Equity Bank a letter of credit in the stated amount of $3,571,430 (the "Key Bank LOC") and, in consideration of its receipt thereof, the Equity Bank has entered into a First Amendment of Reimbursement Agreement dated the date hereof, pursuant to which the Equity Bank has consented to this Agreement and released Prudential from its obligations under the Equity Capital Contribution Agreement upon the assumption thereof by PERC Management pursuant to this Agreement.

      1.5 The Partnership, PERC Management, Energy National, Inc. ("ENI"), Bankers Trust Company, as Agent (the "Agent") and each of the financial institutions parties thereto (the "Banks") have entered into a Credit Agreement dated as of May 15, 1986, as amended (the "Credit Agreement").

      1.6 PERC Management and Prudential have entered into that certain Purchase and Option Agreement dated as of the date hereof (the "LP Purchase Agreement"), pursuant


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      to which PERC Management has purchased a portion of Prudential's limited partnership interests in the Partnership (the "LP Purchase") and has purchased an option to purchase the remainder of Prudential's limited partnership interests in the Partnership (the "Option") and, in connection therewith, Prudential agreed to assign to PERC Management, and PERC Management agreed to assume, the rights and obligations of Prudential under the Equity Capital Contribution Agreement.

      1.7 In connection with the LP Purchase Agreement, the partnership agreement of the Partnership has been further amended by a Second Amendment to Second Amended and Restated Partnership Agreement of Penobscot Energy Recovery Company dated as of the date hereof (the "Partnership Agreement Amendment").

            1.8 Under Sections 6.2(k) and 6.2(n) of the Credit Agreement, the Partnership has agreed not to change its equity structure or permit the transfer of a limited partnership interest in the Partnership except as contemplated by Sections 10.2 or 10.5 of the partnership agreement of the Partnership, or to amend, modify or assign the partnership agreement of the Partnership or the Equity Capital Contribution Agreement, unless it obtains the consent thereto of the Required Banks (as defined in the Credit Agreement). The Partnership, PERC Management and Prudential have requested that the Agent and the Banks consent to this Agreement, the Partnership Agreement Amendment and the transfer of Prudential's limited partnership interests in the Partnership in accordance with the LP Purchase Agreement.

            1.9 Capitalized terms used herein and not otherwise defined have the meanings given them in the Credit Agreement.

      Section 2. Assignment, Assumption and Release. Prudential hereby assigns to PERC Management, and PERC Management hereby assumes, each of the rights and obligations of Prudential in, under and to the Equity Capital Contribution Agreement, and the Partnership hereby releases Prudential from any and all obligations under the Equity Capital Contribution Agreement.

      Section 3. No Termination of Partnership. PERC Management hereby represents and warrants to Prudential, the Agent and each of the Banks that the transaction contemplated or effected by the LP Purchase Agreement and this Agreement with respect to the LP Purchase will not cause a termination of the Partnership under Section 708(b) of the Internal Revenue Code of 1986, as amended.

      Section 4. Ratification of Equity Capital Contribution Agreement and Acknowledgment of Equity Letter of Credit. In all other respects the Equity Capital Contribution Agreement is hereby ratified and confirmed, and all references in the Credit Agreement or the Indenture to the Equity Capital Contribution Agreement shall mean the Equity Capital Contribution Agreement as assigned and assumed pursuant to this Agreement and the LP Purchase Agreement, and all references to Prudential with respect thereto contained therein shall hereafter be to PERC Management, as assignee of Prudential under this Agreement. The Equity Letter of Credit remains outstanding and unaffected hereby and the parties hereto acknowledge


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that nothing in this Agreement is intended to or shall be interpreted as modifying or amending the Equity Letter of Credit.

      Section 5. Amendment of LP Purchase Agreement. PERC Management and Prudential agree that they will not amend, supplement or otherwise modify the LP Purchase Agreement without the consent of the Required Banks.

      Section 6. Additional Representations and Agreements of PERC Management. PERC Management hereby represents and warrants to the Agent and each of the Banks that the Agent and the Trustee have been provided true and correct copies of each of the agreements relating to the subject matter hereof, in the forms of such agreements as executed and delivered, and that such agreements constitute the entire understanding and agreement relating to the subject matter hereof and of the LP Purchase Agreement, other than certain agreements relating to the purchase by PERC Management of Prudential's limited partnership interests in Orrington Waste Ltd., Limited Partnership. PERC Management hereby agrees that it will pay the costs and expenses, including attorney's fees, of the Agent and the Banks in connection with the preparation, review, consent and enforcement of this Agreement; provided, however, that nothing herein shall otherwise affect or cause to be waived the Agent's or Banks' rights, or the Partnership's obligations under the Credit Agreement.

      Section 7. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument.

      Section 8. Governing Law. This Agreement shall be governed by the laws of the State of New York without regard to principles of conflicts of law.


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      IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the date first written above.

                                          PERC MANAGEMENT COMPANY LIMITED
                                          PARTNERSHIP

                                          By PERC, Inc.,
                                               Its General Partner


                                               By_______________________________
                                               Its______________________________


                                          THE PRUDENTIAL INSURANCE
                                          COMPANY OF AMERICA


                                          By_______________________________
                                          Its______________________________


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Accepted and agreed to as of the date first set forth above.

                                          PENOBSCOT ENERGY RECOVERY COMPANY,
                                          LIMITED PARTNERSHIP

                                          By  PERC Management Company Limited
                                              Partnership, A General Partner

                                          By  PERC, Inc.,
                                                Its General Partner


                                          By  /s/ Martin J. Sergi
                                              ------------------------------
                                          Its:  President

                                          By Energy National, Inc.,
                                          A General Partner


                                          By  /s/ Franklin D. Wareham
                                              ------------------------------
                                          Its: Vice President


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Acknowledged as of the date first set forth above.

MELLON BANK, N.A., as Trustee

By  /s/ B. W. Schenler
    ------------------------------
Title  Vice President
    ------------------------------

Accepted and agreed to as of the date first set forth above.

BANKERS TRUST COMPANY,
Individually and as Agent

By  /s/ Allan M. Stewart
    ------------------------------
Title  Managing Director
    ------------------------------

THE TORONTO-DOMINION BANK

By  /s/ Eileen M. Spengler
    ------------------------------
Title  Vice President and Director
    ------------------------------

CANADIAN IMPERIAL BANK OF COMMERCE
(NEW YORK)

By  /s/ Christine M. Galler
    ------------------------------
Title  Vice President and Director
    ------------------------------

FLEET BANK OF MAINE

By
    ------------------------------
Title  Authorized Signatory
    ------------------------------

KEYBANK NATIONAL ASSOCIATION

By  /s/ Richard A. McNaughton
    ------------------------------
Title  Vice President
    ------------------------------

THE BANK OF NOVA SCOTIA

By  /s/ Stephen Foley
    ------------------------------
Title  Authorized Signatory
    ------------------------------


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